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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )


Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12


                          THE LINCOLN ELECTRIC COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:........

         .......................................................................

     (2) Aggregate number of securities to which transaction applies:...........

         .......................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):.............

     (4) Proposed maximum aggregate value of transaction:.......................

         .......................................................................

     (5) Total fee paid:........................................................

         .......................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:................................................

     (2) Form, Schedule or Registration Statement No:...........................

     (3) Filing Party:..........................................................

     (4) Date Filed:............................................................

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                                                  [LINCOLN ELECTRIC(R) LOGO]

THE LINCOLN ELECTRIC COMPANY

                                                         22801 St. Clair Avenue
                                              Cleveland, Ohio 44117-1199 U.S.A.
                                                                 (216) 481-8100
                                                     Direct Dial (216) 383-2890

                                  May 6, 1998


TO: Lincoln Electric Shareholders

We want to remind you that the Reorganization proposal included in the Proxy Statement for the upcoming Annual Meeting of Shareholders -- May 19, 1998 -- requires approval by holders of Lincoln Class A (LECOA) as well as holders of Lincoln Common Stock (LECO). What's more, a non-vote is considered a "no" vote. So, no matter which class of stock you hold, your vote does count, and it is important that you return your proxy cards as soon as possible.

Enclosed for use if need be is another copy of your proxy card(s). If you have any questions, please call either Loretta Sirna at Lincoln -- (216) 383-2206 -- or contact Laura Kress at our transfer agent, Harris Trust and Savings Bank,
(216) 263-3639.

         YOU MAY FAX YOUR VOTED CARDS DIRECTLY TO:

               Laura Kress 216/263-3617

         ALTERNATIVELY, YOU MAY RETURN THEM IN THE ENVELOPE PROVIDED OR MAIL THEM TO:

               Harris Trust and Savings Bank
               311 West Monroe Street
               14th floor
               Chicago, IL  60690-9312
               Attn:  Shareholder Communication Dept.


Again, it's important to return your proxy card, because failure to return the card for your Class A Common Shares or Common Shares will count as a "no" vote.

                                             Sincerely,

                                             /s/ Frederick G. Stueber

                                             Frederick G. Stueber
                                             Senior Vice President,
                                             General Counsel and Secretary

FGS:bs

                 WORLD'S LEADER IN WELDING AND CUTTING PRODUCTS
                   PREMIER MANUFACTURER OF INDUSTRIAL MOTORS
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                             IMPORTANT INFORMATION
                                      for
                             SHAREHOLDER/EMPLOYEES
                             ---------------------

- By now you've received your proxy materials for the upcoming shareholders meeting. A main issue for the meeting is the proposed reorganization of the Company, which would result in the formation of a holding company, a 2-for-1 stock split, and conversion of shares to a single-class of voting stock.

- REMEMBER, both voting AND non-voting shareholders must approve the reorganization/stock split for it to be adopted.

- Two-thirds of each class must vote in favor of the reorganization/stock split for it to happen.

- As an employee, PLEASE VOTE ALL YOUR SHARES. Make sure you vote your 401(k) plan shares as well as those you hold in your own name.

- It's important that you send in ALL your proxy cards. Not sending in a card is the same as voting NO on these issues.


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                            SHAREHOLDER/EMPLOYEES
                            ---------------------

- If you need a replacement proxy card, please call either Loretta Sirna at Lincoln -- (216) 383-2206 -- or contact Laura Kress at our transfer agent, Harris Trust and Savings Bank, (216) 263-3639.

-    YOU MAY FAX YOUR VOTED CARDS DIRECTLY TO:

                Laura Kress (216) 263-3617

-    ALTERNATIVELY, YOU MAY RETURN THEM IN THE ENVELOPE PROVIDED OR MAIL THEM
     TO:

                Harris Trust and Savings Bank
                311 West Monroe Street
                14th floor
                Chicago, IL 60690-9312
                Attn: Shareholder Communication Dept.